UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: July 18, 2011

INFORMATION ARCHITECTS CORPORATION

NORTH CAROLINA	0-22325	87-0399301
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

7625 Chapelhill Drive

ORLANDO, FLORIDA 32819

(954) 358-7099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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Section 1 – Registrant’s Business and Operations

Not Applicable

Section 2 – Financial Information

Not Applicable

Section 3 – Securities and Trading Markets

Not Applicable

Section 4 – Matters related to Accountants and Financial statements

Not Applicable

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 12, 2011, Information Architects Corporation announced that Thomas M Jaspers was appointed Chief Financial Officer and a Director. See the attached press release.

Section 6 – Asset-Backed Securities

Not Applicable

Section 7 – Regulation FD

Not Applicable

Section 8 – Other Events

Not Applicable

Section 9 – Financial Statements and exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibits

Number	Description
10.01	Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

July 18, 2011

INFORMATION ARCHITECTS CORPORATION BY: /S/ Roland Breton —————————————— Roland Breton President

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